Exhibit 10.1
STOCK PURCHASE AGREEMENT
     This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of July 30, 2010, is by and among Aradigm Corporation, a California corporation (the “Company”), and Novo Nordisk A/S, a company organized and existing under the laws of Denmark (the “Purchaser”).
RECITALS
     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
     B. The Purchaser and the Company previously entered into a Promissory Note and Security Agreement dated July 3, 2006 (the “Note Agreement”), pursuant to which the Purchaser made a loan to the Company in the principal amount of US$7.5 million.
     C. In consideration for the termination of all of the Company’s obligations under the Note Agreement, the Purchaser wishes to purchase, and the Company wishes to issue to the Purchaser, upon the terms and conditions stated in this Agreement, 26,000,000 shares of common stock, no par value (“Common Stock”), of the Company (the “New Securities”).
     D. Following the execution of this Agreement, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:
     1. PURCHASE OF THE NEW SECURITIES.
     (a) New Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date (as defined below), the New Securities.
     (b) Closing. The closing (the “Closing”) of the purchase of the New Securities by the Purchaser shall occur at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such later date as is mutually agreed to by the Company and the Purchaser). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Denmark are required by law to remain closed.
     (c) Consideration. The consideration for the New Securities to be purchased by the Purchaser shall be the termination of the Note Agreement (including all of the Company’s obligations thereunder) (the “Consideration”).

     2. PURCHASER’S REPRESENTATIONS AND WARRANTIES.
     The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date:
     (a) Organization; Authority. The Purchaser is an entity duly organized and validly existing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.
     (b) No Public Sale or Distribution. The Purchaser is purchasing the New Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Purchaser does not agree, or make any representation or warranty, to hold any of the New Securities for any minimum or other specific term and reserves the right to dispose of the New Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Purchaser is purchasing the New Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute the New Securities in violation of applicable securities laws. For purposes of this agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
     (c) Status. The Purchaser is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of such investment. The Purchaser has determined that the Consideration represents fair consideration for the purchase of the New Securities. The Purchaser is able to bear the economic risk of an investment in the New Securities.
     (d) Reliance on Exemptions. The Purchaser understands that the New Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to purchase the New Securities.
     (e) Information. The Purchaser and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the issuance and purchase of the New Securities which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained herein or any representations and warranties contained in any other Transaction Document (defined below) or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. The Purchaser understands that its investment in the New Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the New Securities.
     (f) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Securities or the fairness or suitability of the investment in the New Securities nor have such authorities passed upon or endorsed the merits of the offering of the New Securities.
     (g) Transfer or Resale. The Purchaser understands that except as provided in the Registration Rights Agreement and Section 4(g) hereof: (i) the New Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the

Company (if requested by the Company) an opinion of counsel to the Purchaser, in a form reasonably acceptable to the Company, to the effect that such New Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration or (C) the Purchaser provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the New Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.
     (h) Validity; Enforcement. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly and validly authorized, executed and delivered on behalf of the Purchaser and constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. “Transaction Documents” mean, collectively, this Agreement, the Registration Rights Agreement, the Payoff and Termination Letter, in the form attached hereto as Exhibit B and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
     (i) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents and the consummation by the Purchaser of the transactions contemplated herein and therein will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.
     (j) Certain Trading Activities. The Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, Short Sales involving the Company’s securities) since the time that the Purchaser was first contacted by the Company regarding the investment in the Company contemplated herein. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO (“Regulation SHO”) under the 1934 Act and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
     (k) General Solicitation. The Purchaser is not purchasing the New Securities as a result of any advertisement, article, notice or other communication regarding the New Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.
     (l) Manipulation of Price. Since the time that the Purchaser was first contacted by the Company or its agent regarding the investment in the Company contemplated herein, the Purchaser has not, and, to the knowledge of the Purchaser, no Person acting on its behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the New Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the New Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     The Company represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date and except as set forth in the Disclosure Schedules prepared by the Company and attached hereto:
     (a) Organization and Qualification; Subsidiary. Each of the Company and the Subsidiary (as defined below) is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and has the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and the Subsidiary is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and the Subsidiary, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company to perform any of its respective obligations under any of the Transaction Documents. The Company has only one Subsidiary, Aradigm Limited, which is domiciled in the United Kingdom (the “Subsidiary”). “Subsidiary” means any Person in which the Company, directly or indirectly, (I) owns at least fifty percent (50% of the outstanding capital stock or holds at least fifty percent (50%) of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person.
     (b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the New Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Securities) have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and the Shareholder Approval (as defined below)) no further filing, consent or authorization is required by the Company or its board of directors or its shareholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company or its agent, and each constitutes or will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.
     (c) Issuance of the New Securities. The New Securities, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the Purchaser being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Purchaser in this Agreement, the offer and issuance by the Company of the New Securities is exempt from registration under the 1933 Act.
     (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the New Securities) will not (i) result in a violation of the

Articles of Incorporation (as defined below) or the Bylaws (as defined below), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or the Subsidiary is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the “Principal Market”) and including all applicable federal laws, rules and regulations) applicable to the Company or the Subsidiary or by which any property or asset of the Company or the Subsidiary is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.
     (e) Consents. Other than the Shareholder Approval (as defined below), neither the Company nor the Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Shareholder Approval (as defined below), all consents, authorizations, orders, filings and registrations which the Company or the Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor the Subsidiary is aware of any facts or circumstances which might prevent the Company or the Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.
     (f) Acknowledgment Regarding the Purchaser’s Purchase of the New Securities. The Company acknowledges and agrees that, to its actual knowledge, the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company or the Subsidiary (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser’s purchase of the New Securities. The Company further represents to the Purchaser that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.
     (g) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor the Subsidiary or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the New Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. Neither the Company nor the Subsidiary has engaged any placement agent or other agent in connection with the sale of the New Securities.
     (h) No Integrated Offering. None of the Company, the Subsidiary or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the New Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the New Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, the Subsidiary, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the New

Securities under the 1933 Act or cause the offering of any of the New Securities hereunder to be integrated with other offerings.
     (i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Purchaser solely as a result of the transactions contemplated by the Transaction Documents, including, without limitation, the Company’s issuance of the New Securities and the Purchaser’s ownership of the New Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of the New Securities or a change in control of the Company or the Subsidiary, in each case, solely as a result of the transactions contemplated by the Transaction Documents.
     (j) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.
     (k) Absence of Certain Changes. Except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and the Subsidiary, taken as a whole. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor the Subsidiary has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate. Neither the Company nor the Subsidiary has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or the Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), “Insolvent” means (I) with respect to the Company and the Subsidiary, on a consolidated basis, (i) the present fair saleable value of the Company’s and the Subsidiary’s assets is less than the amount required to pay the Company’s and the Subsidiary’s total Indebtedness (as defined below), (ii) the Company and the Subsidiary are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and the Subsidiary intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and the Subsidiary, individually, (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature. Neither the Company nor the Subsidiary has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or the Subsidiary’s remaining assets constitute unreasonably small capital.
     (l) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, the Subsidiary or their respective business, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-3 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) would reasonably be expected to have a Material Adverse Effect or (iii) would reasonably be expected to have a material adverse effect on the Purchaser’s investment hereunder.
     (m) Conduct of Business; Regulatory Permits. Neither the Company nor the Subsidiary is in violation of any term of or in default under its Articles of Incorporation, Bylaws, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or the Subsidiary or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor the Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or the Subsidiary, and neither the Company nor the Subsidiary will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2008, other than as set forth in the SEC Documents, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
     (n) Foreign Corrupt Practices. Neither the Company nor the Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or the Subsidiary has, in the course of its actions for, or on behalf of, the Company or the Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated, or committed any act or made any payment in violation of, or that requires disclosure under, any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (o) Sarbanes-Oxley Act. Other than as disclosed in the SEC Documents, the Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.
     (p) Transactions With Affiliates. Other than as disclosed in the SEC Documents, none of the officers, directors or employees of the Company or the Subsidiary is presently a party to any transaction with the Company or the Subsidiary (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or the Subsidiary, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.
     (q) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock, of which 137,778,964 are issued and outstanding and 12,221,036 shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 2,950,000 shares of Preferred Stock, no par value, of which none are outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. None of the Company’s or the Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or the Subsidiary. Except as disclosed in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or the Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional capital stock of the Company or the Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or the Subsidiary. Except as disclosed in the SEC Documents, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or the Subsidiary or by which the Company or the Subsidiary is or may become bound. There are no financing statements securing obligations in any amounts filed in connection with the Company or the Subsidiary. There are no agreements or arrangements under which the Company or the Subsidiary is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the registration rights agreement dated June 21, 2010, by and among Aradigm Corporation and the buyers identified therein, as amended (the “June 2010 Registration Rights Agreement”)). Except as disclosed in the SEC Documents, there are no outstanding securities or instruments of the Company or the Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to redeem a security of the Company or the Subsidiary. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the New Securities. Neither the Company nor the Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. Neither the Company nor the Subsidiary has any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or the Subsidiary’s respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. Copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), have been filed as exhibits with the SEC and are available on the SEC’s website at www.sec.gov.
     (r) Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, neither the Company nor the Subsidiary (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect,

(iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
     (s) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or the Subsidiary, the Common Stock or any of the Company’s or the Subsidiary’s officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or the Subsidiary. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, the Subsidiary or any current or former director or officer of the Company or the Subsidiary. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.
     (t) Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and the Subsidiary are engaged. Neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor the Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     (u) Employee Relations. Neither the Company nor the Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and the Subsidiary’s relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or the Subsidiary has notified the Company or the Subsidiary that such officer intends to leave the Company or the Subsidiary or otherwise terminate such officer’s employment with the Company or the Subsidiary. To the Company’s knowledge, no executive officer or other key employee of the Company or the Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be), to the Company’s knowledge, does not subject the Company or the Subsidiary to any liability with respect to any of the foregoing matters. The Company and the Subsidiary are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
     (v) Title. The Company and the Subsidiary have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property (exclusive of intellectual property), owned by them which is material to the business of the Company and the Subsidiary, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiary. Any real property and facilities held under lease by the Company or the Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary.
     (w) Intellectual Property Rights. The Company and the Subsidiary own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or the Subsidiary’s Intellectual Property Rights necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or the Subsidiary of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or the Subsidiary, being threatened, against the Company or the Subsidiary regarding their Intellectual Property Rights except as disclosed in the SEC Documents. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.
     (x) Environmental Laws. The Company and the Subsidiary (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
     (y) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the Subsidiary as owned by the Company.

     (z) Tax Status. The Company and the Subsidiary (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply except in each case where the failure to file, pay or set aside would not have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and the Subsidiary know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.
     (aa) Internal Accounting and Disclosure Controls. The Company and the Subsidiary maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since January 1, 2008, neither the Company nor the Subsidiary has received any notice or correspondence from any accountant relating to any potential material weakness in any part of the internal controls over financial reporting of the Company or the Subsidiary.
     (bb) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or the Subsidiary and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.
     (cc) Investment Company Status. The Company is not, and upon consummation of the issuance of the New Securities will not be, required to register as an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
     (dd) Acknowledgement Regarding Purchaser’s Trading Activity. It is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company or the Subsidiary to agree, nor has the Purchaser agreed with the Company or the Subsidiary, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the New Securities for any specified term; (ii) the Purchaser, and counterparties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to the Purchaser’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) the Purchaser may engage in hedging and/or trading activities at various times during the period that the New Securities are outstanding and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.
     (ee) Manipulation of Price. Neither the Company nor the Subsidiary has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or the Subsidiary to facilitate the sale or resale of any of the New Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the New Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or the Subsidiary.
     (ff) U.S. Real Property Holding Corporation. Neither the Company nor the Subsidiary is, or has ever been, and so long as any of the New Securities are held by the Purchaser, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon the Purchaser’s request.
     (gg) Registration Eligibility. The Company is eligible to register the Registrable Securities for resale by the Purchaser using Form S-1 promulgated under the 1933 Act.
     (hh) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance and transfer of the New Securities to be issued to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
     (ii) Bank Holding Company Act. Neither the Company nor the Subsidiary is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor the Subsidiary or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor the Subsidiary or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
     (jj) Public Utility Holding Act. None of the Company nor the Subsidiary is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.
     (kk) Federal Power Act. None of the Company nor the Subsidiary is subject to regulation as a “public utility” under the Federal Power Act, as amended.
     (ll) No Additional Agreements. The Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.
     (mm) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or the Subsidiary, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company and the Subsidiary, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or the Subsidiary is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or the Subsidiary or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.
     (nn) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) of the 1933 Act.
     (oo) No Other Registration Rights. There are no agreements or arrangements under which the Company or the Subsidiary is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the registration rights agreement dated June 21, 2010, by and among Aradigm Corporation and the other parties identified therein).
     (pp) FDA Matters. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have or reasonably be expected to result in a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to result in a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.
     4. COVENANTS.
     (a) Efforts. The Purchaser shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

     (b) Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the reporting period, unless the following are filed with or furnished to the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual that are made publicly available, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act.
     (c) Listing. The Company shall use its reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall use its reasonable best efforts to maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, the NYSE Amex, The New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).
     (d) Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by the Purchaser) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the issuance of the New Securities to the Purchaser and the purchase of the New Securities by the Purchaser.
     (e) Pledge of New Securities. Notwithstanding anything to the contrary contained in Section 2(g), the Company acknowledges and agrees that the New Securities may be pledged by the Purchaser in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the New Securities. The pledge of New Securities shall not be deemed to be a transfer, sale or assignment of the New Securities hereunder except as may otherwise be required under applicable securities laws, and the Purchaser, when effecting a pledge of New Securities, shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the New Securities may reasonably request in connection with a pledge of the New Securities to such pledgee by the Purchaser.
     (f) Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Purchaser disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 5:30 p.m., New York time, on the first (1st) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement) (including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of its officers, directors, employees and agents not to, provide the Purchaser with any material, non-public information regarding the Company or the Subsidiary from and after the issuance of the Press Release without the express prior written consent of the Purchaser. Subject to the foregoing, neither the Company, the Subsidiary nor the Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, (i) the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the 8-K Filing and contemporaneously therewith and (B) as is required by applicable law and regulations (provided that in the case of clause (A) the Purchaser shall receive an advanced draft of any such press release or other public disclosure prior to its release) and (ii) the Purchaser may make such filings as may be required by applicable law and regulation or under Section 13 and Section 16 of the 1934 Act. Without the prior written consent of the Purchaser, the Company shall not (and shall cause the Subsidiary and affiliates to not) disclose the name of the Purchaser in any filing, announcement, release or otherwise, except as otherwise required by any law, rule or regulation applicable to the Company after consultation with the Purchaser.
     (g) Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use, except as may be required or contemplated under the June 2010 Registration Rights Agreement, the Company shall not file a registration statement under the 1933 Act (other than any registration statement on Form S-8) unless such registration statement relates to the Registrable Securities (other than any registration statement on Form S-8); provided, however that this Section 4(g) shall not in any way prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement so long as any such amendment does not increase the number of securities covered thereby or effect the issuance of any securities thereunder (other than pursuant to any registration statement on Form S-8). “Applicable Date” means the earlier of (i) the first date on which the resale by the Purchaser of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date) and (ii) the date on which the Purchaser of all Registrable Securities can freely sell such Registrable Securities under Rule 144.
     (h) Conduct of Business. The business of the Company and the Subsidiary shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.
     (i) Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.
     (j) Shareholder Approval; Voting of Shares. As soon as reasonably practicable after the date of this Agreement, the Company shall cause a special meeting of shareholders of the Company (the “Shareholder Meeting”) to be called and held to vote on a proposal (the “Shareholder Proposal”) to approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of Common Stock by 26 million shares to cover the New Securities (the “Charter Amendment”);provided, however, that the Shareholder Proposal shall be presented to the Company’s shareholders as a proposal that is separate from the proposal that is contemplated by Section 4(o) of that certain Securities Purchase Agreement, dated as of June 18, 2010, by and among the Company and the investors party thereto (the “Other Shareholder Proposal”). In connection with the Shareholder Meeting, the Company shall, as soon as reasonably practicable after the date of this Agreement, prepare and file with the SEC a preliminary proxy statement that shall include the Shareholder Proposal and a recommendation by the Company’s board of directors for a vote in favor of the Shareholder Proposal. The Company shall use its reasonable best efforts (i) to respond to any comments of the SEC or its staff to such preliminary proxy statement, (ii) to cause the definitive proxy statement related to the Shareholder Meeting to be mailed to the Company’s stockholders and (iii) to solicit shareholders to vote in favor of the Shareholder Proposal (the requisite shareholder approval of the Shareholder Proposal being referred to herein as the “Shareholder Approval”, and the date such Shareholder Approval is obtained, the “Shareholder Approval Date”). Notwithstanding anything to the contrary in this Agreement, the Company shall be permitted: (i) to have the Shareholder Proposal and the Other Shareholder Proposal be voted on at the same special meeting and (ii) to include the

Shareholder Proposal and the Other Shareholder Proposal in the same proxy statement. If the Shareholder Approval shall have been obtained, the Company shall as soon as reasonably practicable file the Charter Amendment with the Secretary of State of the State of California.
     5. TRANSFER AGENT INSTRUCTIONS; LEGEND.
     (a) Transfer Agent Instructions. The Company represents and warrants that no instruction other than the stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the New Securities, and that the New Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Purchaser effects a sale, assignment or transfer of the New Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at The Depositary Trust Company (“DTC”) in such name and in such denominations as specified by the Purchaser to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(a) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(a), that the Purchaser shall be entitled, in addition to all other available remedies, to seek an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the New Securities shall be borne by the Company.
     (b) Legends. The Purchaser understands that the New Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the New Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
     (c) Removal of Legends. Certificates evidencing the New Securities shall not be required to contain the legend set forth in Section 5(b) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such New Securities is effective under the 1933 Act, (ii) following any sale of such New Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such New Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Purchaser provides the Company with reasonable assurances that such New Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Purchaser provides the Company with an opinion of counsel to the Purchaser, in a generally acceptable form, to the effect that such sale, assignment or transfer of the New Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) Business Days following the delivery by the Purchaser to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such New Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Purchaser as may be required above in this Section 5(c), as directed by the Purchaser either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which the Purchaser shall be entitled to the Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Purchaser, a certificate representing such New Securities that is free from all restrictive and other legends, registered in the name of the Purchaser or its designee (the date by which such credit is so required to be made to the balance account of the Purchaser’s or the Purchaser’s nominee with DTC or such certificate is required to be delivered to the Purchaser pursuant to the foregoing is referred to herein as the “Required Delivery Date”).
     (d) Buy-In. If the Company fails to so properly deliver such unlegended certificates or so properly credit the balance account of the Purchaser’s or the Purchaser’s nominee with DTC by the Required Delivery Date, and if on or after the Required Delivery Date the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of shares of Common Stock that the Purchaser anticipated receiving from the Company without any restrictive legend, then, in addition to all other remedies available to the Purchaser, the Company shall, within three (3) Business Days after the Purchaser’s request and in the Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to the Purchaser’s total consideration (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit the Purchaser’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates or credit the Purchaser’s DTC account representing such number of shares of Common Stock that would have been issued if the Company timely complied with its obligations hereunder and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of New Securities that the Company was required to deliver to the Purchaser by the Required Delivery Date times (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date.
     6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
     (a) The obligation of the Company hereunder to issue and sell the New Securities to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:
     (i) The Purchaser and its affiliates, as applicable, shall have executed each of the other Transaction Documents to which it (and/or its affiliate) is a party and delivered the same to the Company.
     (ii) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.
     (iii) The approval of the Shareholder Proposal by the shareholders of the Company required by the Company’s Articles of Incorporation and the California Corporations Code shall have been obtained and the Charter Amendment shall have been filed with (and the filing shall have been accepted by) the Secretary of State of the State of California.

     7. CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.
     (a) The obligation of the Purchaser hereunder to purchase the New Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:
     (i) The Company shall have duly executed and delivered to the Purchaser each of the Transaction Documents to which it is a party and the Company shall have delivered to the Purchaser the New Securities being purchased by the Purchaser at the Closing pursuant to this Agreement.
     (ii) The Purchaser shall have received the opinion of Morrison & Foerster LLP, the Company’s counsel, dated as of the Closing Date, addressing the matters set forth in Exhibit C.
     (iii) The Company shall have delivered to the Purchaser a certificate evidencing the good standing of the Company issued by the Secretary of State of the State of California as of a date within ten (10) days of the Closing Date.
     (iv) The Company shall have delivered to the Purchaser a certified copy of the Articles of Incorporation as certified by the California Secretary of State within ten (10) days of the Closing Date.
     (v) The Company shall have delivered to the Purchaser a certificate, in the form reasonably acceptable to the Purchaser, duly executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors, in a form reasonably acceptable to the Purchaser, (B) the Articles of Incorporation of the Company and (C) the Bylaws of the Company, each as in effect at the Closing.
     (vi) Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, duly executed by either the Chief Executive Officer or the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser in the form reasonably acceptable to the Purchaser.
     (vii) The Company shall have delivered to the Purchaser a letter or an e-mail from the Company’s transfer agent confirming the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.
     (viii) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market.

     (ix) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the issuance of the New Securities, including without limitation, those required by the Principal Market.
     (x) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
     (xi) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.
     (xii) The Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.
     (xiii) The Purchaser’s purchase of the New Securities hereunder would not result in the Purchaser having beneficial ownership of more than 20.0% of the Common Stock.
     (xiv) The approval of the Shareholder Proposal by the shareholders of the Company required by the Company’s Articles of Incorporation and the California Corporations Code shall have been obtained and the Charter Amendment shall have been filed with (and the filing shall have been accepted by) the Secretary of State of the State of California.
     8. TERMINATION.
     In the event that the Closing shall not have occurred on or before 90 Business Days from the date hereof (i) due to the Company’s failure to satisfy the conditions set forth in Section 7 above (and the Purchaser shall have not waived such unsatisfied condition(s)), the Purchaser shall have the right to terminate this Agreement at any time on or after the close of business on such date without liability of the Purchaser to the Company and/or (ii) due to the Purchaser’s failure to satisfy the conditions set forth in Section 6 (and the Company shall have not waived such unsatisfied condition(s)), the Company shall have the right to terminate this Agreement at any time on or after the close of business on such date without liability of the Company to the Purchaser; provided, however, that no such termination shall affect any obligation of any party under this Agreement to reimburse any other party for the expenses described in Section 4(d) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
     9. MISCELLANEOUS.
     (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
     (c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
     (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
     (e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Purchaser has not made any commitment or promise or has any other obligation to provide any financing to the Company, the Subsidiary or otherwise.
     (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
Aradigm Corporation
3929 Point Eden Way
Hayward, CA 94545
Telephone: (510) 265-9000
Facsimile: 510-265-0277
Attention: Chief Executive Officer
With a copy (for informational purposes only) to:
Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention: John W. Campbell, Esq.
Telephone: (415) 268-7197
Facsimile: (415) 268-7522
If to the Purchaser:
Novo Nordisk A/S
Novo Alle
DK-2880 Bagsvaerd
Denmark
Attention: General Counsel
Telephone: +45 44 44 88 88
Facsimile: +45 44 42 18 30
With a copy (for informational purposes only) to:
Davis Polk & Wardwell LLP|
99 Gresham Street
London
EC2V 7NG
Attention: Jeffrey R. O’Brien
Telephone: +44 207 418 1376
Facsimile: +44 207 710 4893
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
     (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the New Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser shall not assign this Agreement or any rights or obligations hereunder except to (i) an affiliate of the Purchaser or (ii) such other person upon the prior written consent of the Company, such consent not be unreasonably withheld, delayed or conditioned. For purposes of this Agreement, an “affiliate” means an entity controlling, controlled by, or under common control with the Purchaser, and control means the power to control more than half of the voting power.

     (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).
     (i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
     (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     (k) Indemnification. In consideration of the Purchaser’s execution and delivery of the Transaction Documents and purchasing the New Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each holder of any New Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or the Subsidiary) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any disclosure properly made pursuant to Section 4(f) or (iii) the status of the Purchaser or holder of the New Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided, however, that, for the avoidance of doubt, the Purchaser acknowledges that it has determined that the Consideration represents fair consideration for the purchase of the New Securities and that any difference in value between the Company’s obligations under the Note Agreement and the New Securities shall not by itself constitute an Indemnified Liability hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 5 of the Registration Rights Agreement.
     (l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     (m) Remedies. The Purchaser shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which the Purchaser has been granted at any time under any other agreement or contract and all of the rights which the Purchaser has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Purchaser. The Company therefore agrees that the Purchaser shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.
     (n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
     (o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Purchaser hereunder or pursuant to any of the other Transaction Documents or the Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted in the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.
     (p) Judgment Currency.
     (i) If for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement or any other Transaction Document, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding: (1) the date of actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date or (2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i) being hereinafter referred to as the “Judgment Conversion Date”).
     (ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.
     (iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.
[signature pages follow]

     IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

ARADIGM CORPORATION
By:	/s/ Nancy Pecota
	Name:	Nancy Pecota
	Title:	Vice President, Finance and Chief Financial Officer

     IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

NOVO NORDISK A/S
By:
Name:
Title:

EXHIBIT B
PAYOFF AND TERMINATION LETTER
July 30, 2010
Aradigm Corporation
3929 Point Eden Way
Hayward, CA 94545
United States
Novo Nordisk A/S
Novo Alle
DK-2880 Bagsvaerd
Denmark
Novo Nordisk, Inc.
100 College Road West
Princeton, New Jersey 08549
United States
Re: Payoff and Termination
Ladies and Gentlemen:
     Reference is made to that certain Promissory Note and Security Agreement dated July 3, 2006 (the “Note Agreement”), pursuant to which Novo Nordisk A/S, a company organized and existing under the laws of Denmark (the “Lender”), made a loan to Aradigm Corporation, a California corporation (the “Company”), in the principal amount of US$7.5 million.
     As you are aware, on July 30, 2010, the Company and the Lender entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which the Company has agreed to issue to the Lender, 26,000,000 shares of common stock, no par value, of the Company in consideration of the termination of all of the Company’s obligations under the Note Agreement. Any capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such term in the Stock Purchase Agreement.
     Payoff and Termination. This Payoff and Termination Letter (this “Letter”) confirms that, upon delivery of the New Securities to the Lender contemplated by the Stock Purchase Agreement:

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     1. all indebtedness for borrowed money and any other obligations of the Company under the Note Agreement, including without limitation, the principal, interest and any other amounts whatsoever due under the Note Agreement, shall be fully paid, satisfied, discharged and released, and the Note Agreement shall be automatically terminated in its entirety and be of no further force or effect, and no rights, duties, obligations or liabilities of any nature whatsoever, whether express or implied, arising under, in connection with, or related to the Note Agreement shall survive such termination;
     2. all of the Collateral (as defined in the Note Agreement) and all other security interests granted to or held by the Lender in connection with the Note Agreement shall be discharged and released and shall be automatically terminated in its entirety and be of no further force or effect, and the Lender hereby authorizes the Company and/or its agents to file one or more UCC termination statements and such other discharges, releases and similar documents, and the Lender agrees to execute such further documentation prepared thereby, at the Company’s expense, as is reasonably necessary or reasonably requested (a) to evidence such discharge, release and termination and (b) to release, as of record, any notices of security interests and liens previously filed, recorded or registered by the Lender with respect to the Note Agreement; and
     3. the Amended and Restated Stock Purchase Agreement dated as of January 26, 2005 (the “2005 Stock Purchase Agreement”) by and among the Company, the Lender and Novo Nordisk Pharmaceuticals, Inc., a corporation duly organized and existing under the law of the State of Delaware shall be automatically terminated in its entirety and be of no further force or effect and no rights, duties, obligations or liabilities of any nature whatsoever, whether express or implied, arising under, in connection with, or related to the 2005 Stock Purchase Agreement shall survive such termination.
     Entire Agreement. The Stock Purchase Agreement, this Letter and the other Transaction Documents reflect the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings (whether written or oral) with respect to the subject matter hereof. No change or modification to this Letter, in whole or in part, shall be effective unless made in writing and executed and delivered by all the parties hereto.
     Governing Law. This Letter shall be governed by, construed and enforced in accordance with the laws of the State of New York (without regard to conflict of law rules of such state).

4

     Counterparts. This Letter may be executed (including by facsimile transmission) with counterpart signature pages or in one or more counterparts, each of which shall be deemed to be an original and all of which taken together constitute one and the same agreement.
[signature pages follow]

5

     If the foregoing properly reflects our understanding, please countersign this Letter in the space provided below in duplicate and return one executed copy for our records.

ARADIGM CORPORATION
By:
Name:
Title:

NOVO NORDISK A/S
By:
Name:
Title:

By:
Name:
Title:

NOVO NORDISK, INC.
By:
Name:
Title:

By:
Name:
Title:

[Signature page to the Payoff and Termination Letter]